PIMCO Equity Series

Supplement Dated August 21, 2026 to the

Equity Exchange-Traded Funds Prospectus dated October 31, 2025,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, and PIMCO RAFI ESG U.S. ETF (each, a “Fund” and, collectively, the “Funds”)

Effective October 30, 2026, the following is added as the first sentence under “Convertible and Equity Securities” in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation.

Effective October 30, 2026, the following is added as the second sentence under “Environmental, Social and Governance Risk” in the “Description of Principal Risks” section of the Prospectus:

The Underlying Index is constructed by the Index Provider using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential.

Investors Should Retain This Supplement for Future Reference

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